                           SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X]  Preliminary Information Statement     [_]  CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED BY
                                                RULE 14C-5(D)(2))

[_]  Definitive Information Statement

                            FIRST REGIONAL BANCORP
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Charter)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                            FIRST REGIONAL BANCORP

                             1801 CENTURY PARK EAST
                         CENTURY CITY, CALIFORNIA 90067

                             INFORMATION STATEMENT
                    FOR THE SOLICITATION OF WRITTEN CONSENT

     This Information Statement (the "Information Statement") is furnished in connection with the solicitation of Written Consent Ballots by FIRST REGIONAL BANCORP (the "Company") to obtain shareholder approval of a proposal to amend
Section 3.2 of the Bylaws of the Company to increase the range of directors from five (5) to nine (9) persons to a range of from seven (7) to eleven (11) persons.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL AND ASKS THAT SHAREHOLDERS COMPLETE, SIGN AND RETURN TO THE COMPANY THE WRITTEN CONSENT BALLOT ENCLOSED AS PROMPTLY AS POSSIBLE.

     It is anticipated that this Information Statement will be mailed to shareholders eligible to receive notice of and to vote by written consent on or
about October 26, 1998.   The Board of Directors has fixed the closed of
business on October 16, 1998 as the record date for determination of shareholders entitled to vote.

ACTION BY AND REVOCABILITY OF WRITTEN CONSENT BALLOTS

     The proposed amendment to the Bylaws of the Company requires the approval of the Company's shareholders. Under California law and the Company's Bylaws, the Company's shareholders can approve the amendment by written consent as the most expedient means of obtaining shareholder approval and, for that purpose, a form of Written Consent Ballot (the "Ballot") for voting your shares is enclosed. Any shareholder who executes and delivers the ballot has the right to revoke it by filing with the Secretary of the Company a written instrument revoking the Ballot or by submitting a later dated Ballot prior to the later to occur of: (i) _____________, 1998; or (ii) the time that written consent Ballots for the number of shares required to approve the proposal have been received by the Company. IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED BALLOT WILL BE VOTED IN FAVOR OF THE PROPOSAL.

     Management requests that all Ballots be returned as soon as possible, but in any event no later than _______________, 1998, the expiration date for this solicitation. Management reserves the right to extend this solicitation beyond ____________, 1998, in its sole and absolute discretion.

PERSONS MAKING THE SOLICITATION

     This solicitation of Ballots is being made by the Board of Directors of the Company. The expense of preparing, assembling, printing and mailing this Information Statement and the materials used in the solicitation of the Ballots will be borne by the Company. It is contemplated that Ballots will be solicited principally through the use of the mail, but officers, directors and employees of the Company and its subsidiary, First Regional Bank (the "Bank"), may solicit Ballots personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding these Information Statements and Ballots to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Ballots, if Management determines it advisable.

                               VOTING SECURITIES

     There were issued and outstanding 2,972,381 of the Company's Common Stock on October 16, 1998, which has been fixed as the record date for the purpose of determining the shareholders entitled to notice of and to vote on the proposal. Each holder of Common Stock will be entitled to one vote, by Ballot, for each share of Common Stock held of record on the books of the Company as of the record date for the solicitation on the proposal submitted to the vote of the shareholders. Abstentions and broker non-votes have the effect of votes in opposition. Your failure to submit a written consent Ballot will also have the effect of a vote in opposition.

           SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     Management of the Company does not know of any persons other than Jack A. Sweeney, the Company's Chairman of the Board and Chief Executive Officer; Steven Sweeney as Trustee/(1)/; Mark Rubin, a director of the Company; and Six Point Trust, who are the beneficial owners of more than 5% of the Company's outstanding Common Stock as of October 16, 1998. Mr. Sweeney's business address is 1801 Century Park East, 8th Floor, Century City, California, 90067.
Mr. Rubin's business address is 1875 Century Park East, Suite 1350, Century City, California 90067. Steven Sweeney's business address is c/o the Company, 1801 Century Park East, Suite 800, Century City, California 90067. Six Point Trust's business address is 19456 Ventura Boulevard, Tarzana, California 91356. The following table sets forth certain information, as of October 1, 1998, concerning the beneficial ownership of the Company's outstanding Common Stock by each of the directors of the Company and by all directors and officers/(2)/ of the Company as a group.

                                                              COMMON STOCK
NAME AND TITLE OTHER THAN DIRECTOR                        BENEFICIALLY OWNED/(3)(4)/           PERCENT OF CLASS/(4)/
----------------------------------                        --------------------------           ---------------------
Jeffrey Cove............................................               -0-                                -0-

H. Anthony Gartshore....................................            13,650/(5)/                           .46%

Gary M. Horgan..........................................             1,000/(6)/                           .03%

Don S. Levin............................................            16,000                                .54%

Thomas E. McCullough....................................            15,000/(7)/                           .50%
     Executive Vice President

Frank R. Moothart.......................................               -0-                                -0-

Mark Rubin..............................................           472,304/(8)/                         15.89%

-------------------------
/(1)/ Steven Sweeney has voting powers over 156,000 shares but disclaims beneficial interest in all but 52,000 shares.
/(2)/ The term "officer" means the Chairman of the Board and Chief Executive
      Officer, and the Executive Vice President and Chief Financial Officer and the Secretary.
/(3)/ This figure includes shares beneficially owned, directly or indirectly, together with associates or by or on behalf of minor children or children living at the residence of the director or officer. Unless otherwise indicated, the persons named herein have sole voting power over shares reported.
/(4)/ Shares subject to options held by directors and officers that were exercisable within 60 days after the Record Date ("vested"), are treated as outstanding for the purpose of computing the number and percentage of outstanding securities of the class owned by such person but not for the purpose of computing the percentage of the class owned by any other person.
/(5)/ This figure, as well as percent of class, includes, as if currently outstanding, 13,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Gartshore, but which have not been exercised pursuant to the Company's Stock Option Plan.
/(6)/ Mr. Horgan disclaims beneficial interest in 70 shares held by him which are not included in this figure.
/(7)/ This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. McCullough, but which have not been exercised pursuant to the Company's Stock Option Plan.
/(8)/ This figure, as well as percent of class, includes, as if currently outstanding, 48,700 shares held by the Rubin Family Foundation.

                                                              COMMON STOCK
                                                              BENEFICIALLY
NAME AND TITLE OTHER THAN DIRECTOR                            OWNED/(3)(4)/                     PERCENT OF CLASS/(4)/
----------------------------------                            ------------                      ---------------------
Lawrence J. Sherman.................................             61,300/(9)/                               2.05%

Jack A. Sweeney.....................................            676,304/(10)(11)/                         22.75%
     Chairman and Chief Executive Officer

All Directors and Officers as a Group (9 in Number).          1,255,558/(12)/                             41.64%

     None of the directors or officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and officers of the Company and the Bank, acting within their capacities as such. There are no family relationships between the directors and officers of the Company, and none of the directors or officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

                                   PROPOSAL
                              AMENDMENT OF BYLAWS
                               RANGE OF DIRECTORS

     Section 3.2 of the Bylaws of the Company provides that the authorized number of directors shall be not less than five (5) nor more than nine (9) persons. As of the record date all nine (9) positions on the Board have been filled and there is no ability to add persons to serve on the Board without eliminating one or more of the current directors. The Board of Directors of the Company has determined that it is in the best interests of the Company and its shareholders to increase the range of directors to allow for additional persons to be added in the future as and when the Board or the shareholders deem it appropriate. In order to allow for flexibility in the range of directors, the Board believes that the range should be changed to not less than seven (7) nor more than eleven (11) persons. Consequently, it is proposed that Section 3.2 of the Bylaws be amended to read as follows:

          "Section 3.2.  Number of Directors.  The affairs of the corporation
                         -------------------
     shall be managed by a board of directors consisting of not less than seven
     (7) nor more than eleven (11) directors. The exact number of directors within the limits specified shall be fixed from time to time, (i) by resolution duly adopted by the board of directors; or (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly called meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote or of the board of directors; or (iii) by approval of the shareholders (as defined in Section 153 of the General Corporation Law); provided, however, that a bylaw reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one."

--------------------------------
/(9)/ This figure, as well as percent of class, includes, as if currently outstanding, 15,000 shares vested or which will vest within sixty (60) days of the Record Date to Mr. Sherman, but which have not been exercised pursuant to the Company's Stock Option Plan.
/(10)/ This figure, as well as percent of class, includes 48,700 shares held by the Sweeney Foundation.
/(11)/ Includes 150,000 shares held by the First Regional Bancorp Employee Stock
       Ownership Plan and Trust of which Mr. Sweeney is the Trustee, but in which he does not participate and disclaims all beneficial interest.
/(12)/ This figure, as well as percent of class, includes, as if currently outstanding, 43,000 shares vested or which will vest within sixty (60) days of the Record Date to all officers and directors as a group, but which have not been exercised pursuant to the Company's Stock Option Plan.

VOTE REQUIRED; BOARD RECOMMENDATION
-----------------------------------

     The favorable vote of a majority of the outstanding shares of the Company's Common Stock is required to adopt this amendment. The Board of Directors recommends a vote of "FOR" on the amendment designated as the Proposal on the Ballot accompanying this Information Statement. This amendment to the Bylaws will be effective as soon as the necessary shareholder approval has been obtained.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "FOR" ON THIS PROPOSAL.


                             SHAREHOLDER PROPOSALS

     The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for the Company's 1999 Annual meeting of Shareholders is December 31, 1998.

                           SECTION 16 (a) COMPLIANCE

     Pursuant to Section 16 (a) of the Securities Exchange Act of 1934 and Securities and Exchange Commission ("SEC") regulations, the Company's directors, certain officers, and greater than ten percent shareholders are required to file reports of ownership and changes in ownership with the SEC and to furnish the Company with copies of all such reports they file.

     Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors, officers and ten percent shareholders were satisfied.

     MANAGEMENT OF THE BANCORP WILL SUPPLY WITHOUT COST, UPON WRITTEN REQUEST, A COPY OF THE BANCORP'S MOST RECENT ANNUAL REPORT ON FORM 10-K AND/OR QUARTERLY REPORT ON 10-Q INCLUDING FINANCIAL STATEMENTS AND SCHEDULES BUT WITHOUT EXHIBITS. SAID REQUEST SHOULD BE DIRECTED TO JACK A. SWEENEY, CHAIRMAN, FIRST REGIONAL BANCORP, 1801 CENTURY PARK EAST, 8TH FLOOR, CENTURY CITY, CALIFORNIA 90067.

                                    First Regional Bancorp


                                    Thomas E. McCullough, Secretary
                                    First Regional Bancorp

Dated: October ___, 1998

                             WRITTEN CONSENT BALLOT

                             FIRST REGIONAL BANCORP

     The undersigned shareholder of First Regional Bancorp (the "Company") hereby votes all of the shares of the Company Common Stock which the undersigned is entitled to vote as of October 16, 1998:

           [_]     FOR

           [_]   AGAINST

           [_]   ABSTAIN


to amend Section 3.2 of the Bylaws of the Company to read as follows:

     "Section 3.2.  Number of Directors.  The affairs of the Corporation shall
                    -------------------
     be managed by a board of directors consisting of not less than seven (7) nor more than eleven (11) directors. The exact number of directors within the limits specified shall be fixed from time to time, (i) by resolution duly adopted by the board of directors; or (ii) by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly called meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote or of the board of directors; or (iii) by approval of the shareholders (as defined in Section 153 of the General Corporation
     Law); provided, however, that a bylaw reducing the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting or the shares not consenting in the case of action by written consent are equal to more than 16-2/3 percent of the outstanding shares entitled to vote. No amendment may change the stated maximum number of authorized directors to a number greater than two times the stated minimum number of directors minus one."

Dated: ___________________, 1998      ________________________________
                                             Print Name of Shareholder



                                      ________________________________
                                              Signature of Shareholder

(Please date this Written Consent Ballot and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)